SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/ Preliminary Proxy Statement
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              COMPUTONE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                              COMPUTONE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 25, 1997

                                   ----------


To the Stockholders of
COMPUTONE CORPORATION:

     The Annual Meeting of Stockholders of Computone Corporation (the "Company") will be held at 11:00 a.m., prevailing time, on November 25, 1997, at the offices of Duane, Morris & Heckscher LLP, 42nd Floor, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania, 19103-7396, for the following purposes:

     1. To elect four directors to serve until the 1998 Annual Meeting of Stockholders and until their successors are elected;

     2. To consider and vote upon a proposal to adopt the Company's 1997 Equity Incentive Plan for officers, directors, employees and consultants;

     3. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to reduce the number of shares of Common Stock the Company is authorized to issue from 50,000,000 shares to 25,000,000 shares;

     4. To act upon the election of BDO Seidman LLP as independent public accountants for the Company for its 1998 fiscal year; and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof.

     The Board of Directors has fixed the close of business on October 28, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

     A copy of the Company's Annual Report for its fiscal year ended April 4, 1997 is being mailed to stockholders together with this Notice.

     Holders of Common Stock are requested to complete, sign and return the enclosed form of proxy in the envelope provided whether or not they expect to attend the Annual Meeting in person.

                                      By Order of the Board of Directors,



                                      Thomas J. Anderson,
                                      President and Chief Executive Officer

October 30, 1997
Alpharetta, Georgia

                              COMPUTONE CORPORATION




     This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to stockholders on or about October 30, 1997, are furnished in connection with the solicitation by the Board of Directors of Computone Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m., prevailing time, on November 25, 1997, and at any adjournment, postponement or continuation thereof, at the offices of Duane, Morris & Heckscher LLP, 42nd Floor, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania. The Company's principal executive offices are located at Suite 100, 1060 Windward Ridge Parkway, Alpharetta, Georgia 30005-3992.

     Shares represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by the stockholders. Any proxy not specifying to the contrary will be voted in favor of the adoption of the proposals referred to in the Notice of Annual Meeting and for the election of the nominees for director named below. A stock-holder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the Annual Meeting and voting in person.

     The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company in person or by telephone or telegram by the Company's regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request therefor, will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

     Only holders of the Company's Common Stock (the "Common Stock") of record at the close of business on October 28, 1997 will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors.

     As of the close of business on October 28, 1997, the Company had outstanding 7,250,870 shares of Common Stock, $.01 par value. A majority of the outstanding shares will constitute a quorum at the Annual Meeting.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth as of October 28, 1997 the amount and percentage of the Company's outstanding Common Stock beneficially owned by
(i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and nominee for director,
(iii) each executive officer named in the Summary Compensation Table and
(iv) all executive officers and directors of the Company as a group.

                                                            Shares                                    Percent of
       Name of Individual                                Beneficially                                 Outstanding
      or Identity of Group                                Owned(1)(2)                                Common Stock
      --------------------                                -----------                                ------------
   Thomas J. Anderson............................         946,000(3)                                   13.05%
       Suite 100
       1060 Windward Ridge Parkway
       Alpharetta, GA  30005-3992

  Richard A. Hansen..............................       1,742,929(4)                                   24.04%
       Four Falls Corporate Center
       West Conshohocken, PA 19428-2961

  John D. Freitag................................         250,922(5)                                    3.46%
       9304 Belle Terre Way
       Potomac, MD  20854-4642

  William C. Lovely..............................         235,000(6)                                    3.24%
       47583 Cold Spring Place
       Sterling, VA 20165

   Duncan E. Hume................................          32,500(7)                                    *
       Suite 100
       1060 Windward Ridge Parkway
       Alpharetta, GA  30005-3992


   All directors and executive officers
    as a group (7 persons).......................       3,207,351(4)                                   44.23%

----------
*Less than 1%.

(1) Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part, with the person's spouse, or individually by his spouse.

(2) Under the rules of the Securities and Exchange Commission (the "Commission"), a person is deemed to be the beneficial owner of securities if the person has, or shares, "voting power" which includes the power to vote, or to direct the voting of, such securities or "investment power" which includes the power to dispose, or to direct the disposition, of such securities. Under these rules, more than one person may be deemed the beneficial owner of the same securities.

(3) Includes 150,000 shares that Mr. Anderson may purchase pursuant to a currently exercisable option.

(4) Excludes 275,598 shares owned by Pennsylvania Merchant Group Ltd ("PMG"), of which Mr. Hansen is an executive officer, a director and a principal stockholder, and PMG's wholly owned subsidiary PMG Investors, Inc. ("PMGI"), of which Mr. Hansen is an executive officer and a director. Mr. Hansen disclaims beneficial ownership of the 275,598 shares of the Company's Common Stock owned by PMG and PMGI.

(5) Includes 100,000 shares that Mr. Freitag may purchase pursuant to a stock option of which options to purchase 40,000 shares are currently exercisable and 25,000 shares that Mr. Freitag may purchase pursuant to a currently exercisable warrant.

(6) Includes 25,000 shares that Mr. Lovely may purchase pursuant to a currently exercisable warrant.

(7) Consists of 32,500 shares that Mr. Hume may purchase pursuant to a currently exercisable option.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the officers and directors of a corporation, such as the Company, which has a class of equity securities registered under Section 12 of the Exchange Act, as well as persons who own more than 10% of a class of equity securities of such a corporation, file reports of their ownership of such securities, as well as monthly statements of changes in such ownership, with the corporation and the Commission. Based upon written representations received by the Company from its officers and directors, and the Company's review of the monthly statements of ownership changes filed with the Company by its officers and directors during the Company's 1997 fiscal year, the Company believes that all such filings required during the Company's 1997 fiscal year were made on a timely basis.


                              ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of four members. Each director elected will serve until the Company's 1998 Annual Meeting of Stockholders, and until his successor has been duly elected.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the nominees named below, all of whom are currently directors of the Company. If a nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the directors then in office until the Company's next Annual Meeting of Stockholders. The nominees for director receiving a plurality of the votes cast at the Annual Meeting will be elected as directors. Shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner or person otherwise entitled to vote and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will be treated as not present and not entitled to vote for nominees for election as directors. Abstentions from voting and broker non-votes will have no effect on the election of directors because they will not represent votes cast at the Annual Meeting for the purpose of electing directors.

     The names of the nominees for director, together with certain information regarding them, are as follows:


                              Nominees for Director

Name                                        Age                  Director Since
----                                        ---                  --------------
Thomas J. Anderson                          51                       1993
Richard A. Hansen                           56                       1992
John D. Freitag                             68                       1992
William C. Lovely                           42                       1993

     Mr. Anderson has been Chief Executive Officer of the Company since April 25, 1996 and President of the Company since November 3, 1992. In addition to serving as President of the Company, Mr. Anderson also served as the Company's Chief Operating Officer from November 3, 1996 to April 25, 1996.

     Mr. Hansen was elected Chairman of the Board on April 25, 1996 and has been an executive officer, director and principal stockholder of PMG, an investment banking firm, since November 1986 and is a director and executive officer of PMGI, a wholly owned subsidiary of PMG. Mr. Hansen is also a director of Ultra-Life Batteries, Inc., a manufacturer of lithium batteries, and of a number of private companies.

     Mr. Freitag, a private investor, was Chairman of the Board and Chief Executive Officer of the Company from November 1992 until April 25, 1996.

     Mr. Lovely, a private investor, was Chief Financial Officer of Leopard Industries, Inc., a private investment management corporation, from September 1993 until April 1996. From December 1990 to December 1993, Mr. Lovely was principally occupied as Chief Financial Officer of Gyrofalcon Group, Inc., a private investment management corporation.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met four times in the Company's 1997 fiscal year. The Board of Directors currently does not have an Executive Committee, an Audit Committee, a Nominating Committee or a Compensation Committee but intends to create such committees and appoint the members thereof following the Annual Meeting of Stockholders on November 25, 1997.

Compensation of Directors

     The Company's directors currently serve without compensation.



                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the compensation paid by the Company during each of the three fiscal years ended April 4, 1997, April 5, 1996 and April 7, 1995 for services rendered in all capacities by the chief executive officer of the Company and the two other most highly compensated executive officers of the Company whose compensation exceeded $100,000 in the fiscal year ended April 4, 1997.

                                                                              Long-Term Compensation
                                                                            --------------------------
                                                                                      Awards
                                                                            --------------------------
                                             Annual Compensation(1)         Restricted      Securities
Name and                         Fiscal    -------------------------          Stock         Underlying        All Other
Principal Position               Year      Salary($)        Bonus($)         Awards($)      Options(#)     Compensation($)
------------------               ----      ---------        --------         ---------      ----------     ---------------
Thomas J. Anderson               1997        $130,000        $36,157               --             --
  President and Chief            1996         122,500        $13,350               --        100,000              --
  Executive Officer (1)          1995         140,887        $50,000               --         50,000              --

John D. Freitag                  1997        $     --             --
  Chairman of the Board          1996              --             --               --             --              --
  and Chief Executive            1995              --             --               --             --              --
  Officer(2)

Duncan E. Hume                   1997        $106,082             --               --             --              --
  Vice President -               1996         101,750             --               --             --              --
  International Sales            1995         101,817             --               --             --              --


----------
(1)  Mr. Anderson became the Company's Chief Executive Officer on April 25,
     1996.

(2) Mr. Freitag served as the Company's Chief Executive Officer from November 1992 until April 25, 1996.

Report of the Compensation Committee of Computone Corporation

Fiscal Year Ended April 4, 1997

     During the Company's fiscal year ended April 4, 1997, the Company's Board of Directors as a whole established the compensation of the executive officers of the Company, and there was not a separate Compensation Committee of the Company's Board of Directors. Because of the Company's need to conserve its working capital, the base compensation of the Company's executive officers during the Company's 1997 fiscal year was maintained at only a slightly higher level than the compensation paid to such persons during the Company's prior fiscal year. John D. Freitag, who served as the Company's Chief Executive Officer from November 1992 until April 25, 1996, served without compensation. Thomas J. Anderson, who became Chief Executive Officer of the Company on April 25, 1996, was compensated during the Company's 1997 fiscal year at the annual rate of $130,000 in accordance with the terms of an employment agreement dated November 26, 1996 between the Company and Mr. Anderson. Mr. Anderson also received a discretionary bonus of $36,157 during the Company's 1997 fiscal year in recognition of the Company's resumption of profitable operations. See "Employment Agreements."

Fiscal Year Ending April 3, 1998

     Following the Annual Meeting, the Company's Board of Directors intends to formalize compensation policies for its executive officers intended to enhance the Company's earnings and facilitate securing, retaining and motivating management employees of high caliber and potential. The Company intends that its executive compensation will consist of three components: base salary, annual incentive awards based on the Company's performance and long-term incentive awards. The persons eligible to receive awards under these policies will be the officers and other employees of the Company who are in positions in which their decisions, actions and counsel significantly impact upon the short and long-term goals and strategies of the Company.

     The Company intends to establish base salaries for its officers that are within the range paid by technology companies in the Company's peer group. The Company anticipates that it will pay an annual incentive bonus on a discretionary basis to its Chief Executive Officer and other officers depending upon the achievement of a mix of corporate and individual performance goals. The Company also intends to grant stock options to its officers, including its Chief Executive Officer, based on their level of responsibility and support for the Company's long-term strategic objectives. By providing its officers with an opportunity to benefit from a long-term increase in the value of the Company's Common Stock, the Company believes it will align the interests of its officers and employees with the interests of the Company's stockholders and tie a significant portion of the Company's executive compensation to stockholder returns.

Employment Agreements

     The November 26, 1996 employment agreement between the Company and Mr. Anderson reflects terms and conditions that were agreed upon when Mr. Anderson joined the Company as President and Chief Operating Officer on November 3, 1993. The employment agreement provides for the employment of Mr. Anderson as President and Chief Executive Officer of the Company for a period of 24 months and for the automatic renewal of Mr. Anderson's employment for successive periods of 24 months, subject to prior written notice of termination by Mr. Anderson or the Company, in each case not later than 90 days prior to the expiration of the then current term. Under the employment agreement, Mr. Anderson receives an annual salary of $130,000, and is entitled to a bonus in an amount determined in the discretion of the Company's Board of Directors, based on the Company's attainment of quarterly revenue and profitability goals. In the event the Company terminates the employment agreement without Cause (as defined in the employment agreement), Mr. Anderson is entitled to the continuation of his salary and employee benefits for a period of 25 months. In the event Mr. Anderson terminates the employment agreement for any reason or the Company terminates the employment agreement because of Mr. Anderson's continuous and willful failure to observe the terms and conditions of the employment agreement, Mr. Anderson is entitled to the continuation of his salary and employee benefits for six months.

     The following table sets forth information with respect to options held on April 4, 1997 by the persons named in the Summary Compensation Table.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values

                                                                 Number of Securities                  Value of Unexercised
                                                                     Underlying                            In-the-Money
                           Shares                              Options at Fiscal Year End           Options at Fiscal Year End
                        Acquired on         Value         -----------------------------------    -------------------------------
Name                      Exercise         Realized       Exercisable           Unexercisable    Exercisable       Unexercisable
----                      --------         --------       -----------           -------------    -----------       -------------


Thomas J. Anderson            --           $    --        150,000                    --          $168,000            $    0

John D. Freitag               --                --        125,000                    --           140,000                 0


Duncan E. Hume             5,000            25,850         32,000                    --            36,000                 0


Certain Transactions

     On December 27, 1995, Jaguar, Inc. ("Jaguar"), pursuant to an Agreement to Release Pledged Collateral dated as of December 20, 1995 among Primary Holdings Limited, a Bermuda corporation ("PHL"), which had become the holder of a promissory note (the "Jaguar Note") issued by Jaguar on

September 10, 1993 secured by all of the common stock of Brisco Investments Limited ("Brisco"), an Isle of Man corporation, and 2,619,266 shares of the Company's Common Stock, Jaguar and Richard A. Hansen, acting on behalf of himself, Thomas J. Anderson, William C. Lovely and certain other investors pursuant to an agreement dated December 20, 1995 (the "Letter Agreement") among the Company, Jaguar, Richard A. Hansen, William C. Lovely, Thomas J. Anderson and John D. Freitag, sold 2,619,266 shares of Common Stock of the Company and two shares of common stock of Brisco in consideration of a prepayment of $750,000 in cash on the Jaguar Note.

     In addition to the purchase of 2,619,266 shares of the Company's Common Stock, the Letter Agreement among the Company, Jaguar, Richard A. Hansen, William C. Lovely, Thomas J. Anderson and John D. Freitag, as amended in July 1996, set forth certain other agreements among the Company, Richard A. Hansen, William C. Lovely, Thomas J. Anderson and John D. Freitag with respect to the election of directors of the Company and other matters as follows:

     (a) an acknowledgment that Jaguar would continue to be the owner of 66,932 shares of the Company's Common Stock;

     (b) the filing of a registration statement by the Company for the purpose of registering under the Securities Act of 1933, as amended, the shares of the Company's Common Stock purchased from Jaguar as well as shares of the Company's Common Stock acquired by Messrs. Lovely and Freitag upon conversion of their Series D Convertible Preferred Stock of the Company;

     (c) the conversion by John D. Freitag and William C. Lovely of all of their shares of the Company's Series D Convertible Preferred Stock into Common Stock of the Company and the Company's agreement to pay all of the accrued but unpaid dividends on the Series D Convertible Preferred Stock from the date of issuance thereof through the date of conversion in six equal monthly installments commencing on June 30, 1996;

     (d) the holding of an annual meeting of the stockholders of the Company not later than July 1, 1996 for the purpose of electing directors of the Company of whom three shall be designated by Thomas J. Anderson, of whom three shall be designated by Richard A. Hansen and of whom one shall be a person mutually acceptable to the three Anderson designees and the three Hansen designees;

     (e) the grant to John D. Freitag of an option to purchase 100,000 shares of the Company's Common Stock at a price of $1.18 per share of which options to purchase 20,000 shares will become exercisable on each of December 20, 1996, 1997, 1998, 1999 and 2000; and

     (f) the Company's agreement to cause the release of John D. Freitag as guarantor of any loan or credit arrangements between the Company and NationsBank, N.A., including the termination of any pledges by Mr. Freitag securing such guarantee.

     The names of the purchasers of the 2,619,266 shares of Common Stock of the Company, the number of shares purchased by each and the amount paid by each is as follows:

                                                       Number of
Name of Purchaser                                  Shares Purchased    Amount Paid
-----------------                                  ----------------    -----------
David S. Allsopp                                       200,000          $ 57,200
Frank J. Campbell, III
  and Richard A. Hansen,
  Trustees Under Trust
  U/W of Jane D. Campbell                              150,000            42,900
Judith W. Campbell                                     150,000            42,900
Richard A. Hansen                                      653,266           186,834
Thomas J. Anderson                                     866,000           247,646
William C. Lovely                                      200,000            57,200
Peter S. Rawlings                                      100,000            28,600
Sarah P. Rawlings                                      100,000            28,600
Joseph T. Simon and
  Linda D. Simon JTWROS                                100,000            28,600
William M. Simon                                       100,000            28,600


     Each of the purchasers paid cash, the source of which was his or her personal funds, with the exception of Thomas J. Anderson and William C. Lovely. Mr. Anderson and Mr. Lovely each borrowed the full amount used to purchase the shares he purchased from Richard A. Hansen and delivered a promissory note to Mr. Hansen payable on demand after June 30, 1996 as well as a pledge agreement pledging the shares purchased by each as security for payment of his promissory note.

     On December 29, 1995, PMGI sold 1,041,829 shares of Common Stock of the Company to Richard A. Hansen for $302,130 pursuant to a Stock Purchase Agreement dated as of December 21, 1995 between PMGI and Richard A. Hansen. Mr. Hansen paid for the shares by delivery of an unsecured promissory note to PMGI. The note, which was due on June 30, 1996, provided for the payment of interest on the unpaid principal balance at the prime rate.

     As a result of the foregoing transactions, the aggregate number of shares of Common Stock of the Company and the percentage of the outstanding Common Stock of the Company as of December 31, 1995 beneficially owned by each of the persons who acquired control of the Company, by the other members of the Company's Board of Directors and by any person who, together with either Mr. Hansen or Mr. Anderson, might be deemed to comprise a group within the meaning of Section 13(d)(3) of the Exchange Act, was as follows:

                                                                    Percentage
                                                                        of
                                               Number of Shares     Outstanding
          Name                                Beneficially Owned   Common Stock
------------------------                      ------------------   ------------
Jaguar Inc.                                          66,932            1.1%
John D. Freitag                                     383,854            6.1
William C. Lovely                                   300,000            4.8
Richard A. Hansen                                 1,721,263           27.7
Thomas J. Anderson                                1,016,000           16.0
Pennsylvania Merchant Group Ltd                     112,095            1.8
David S. Allsopp                                    200,000            3.2
Frank J. Campbell, III
  and Richard A. Hansen,
  Trustees of Trust U/W
  of Jane D. Campbell                               150,000            2.4
Judith W. Campbell                                  150,000            2.4
Peter S. Rawlings                                   100,000            1.6
Sarah P. Rawlings                                   100,000            1.6
Joseph T. Simon and                                 100,000            1.6
  Linda D. Simon JTWROS
William M. Simon                                    100,000            1.6



     Duane, Morris & Heckscher LLP, of which Frederick W. Dreher is a partner, serves as the Company's general counsel and is paid customary fees by the Company for legal services rendered. Mr. Dreher has been an officer of the Company since March 1994.

     The Company utilizes the series of Alexis Travel, a full service travel agency, for its corporate travel needs. Alexis is 40% owned by Messrs. Freitag and Lovely, directors of the Company. During the Company's 1997, 1996 and 1995 fiscal years, the Company made purchases of $110,000, $67,000 and $19,000 respectively, at rates not in excess of those charged to other persons in arms' length transactions.

Stockholder Action by Written Consent

     On June 17, 1997, pursuant to Section 228 of the Delaware General Corporation Law (the "DGCL"), in connection with the revival of the Company's Certificate of Incorporation pursuant to Section 312 of the DGCL, the holders of in excess of 55% of the Company's outstanding Common Stock elected by majority written consent Richard A. Hansen and Thomas J. Anderson as directors of the Company, who then appointed John D. Freitag and William C. Lovely as directors of the Company, in each case, to serve until the next annual meeting of stockholders and until their successors are duly elected. Under Section 228(a) of the DGCL, any action required to be or that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without notice and without a vote, if written consents setting forth the action so taken are executed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action. The persons who executed the majority written consent constituted a sufficient majority to elect directors, without the need to obtain consents from any of the Company's other stockholders. Accordingly, no written consents have been or will be solicited or required from any stockholders of the Company other than those who executed the majority written consent on June 17, 1997. Section 228(d) of the DGCL provides that prompt written notice must be given of such action to those stockholders who did not consent in writing and who would have been eligible to vote in the election of directors if the election had occurred at a meeting of stockholders. Therefore, the Company is providing this notice to its stockholders in order to comply with the DGCL.

                                 ADOPTION OF THE
                           1997 EQUITY INCENTIVE PLAN

Description of the 1997 Equity Incentive Plan

     The Board of Directors of the Company adopted the 1997 Equity Incentive Plan (the "Plan") on July 30, 1997, subject to approval by the holders of the Company's Common Stock at the Annual Meeting. The purpose of the Plan is to further the growth, development and financial success of the Company by enhancing the ability of the Company to attract and retain highly qualified directors, officers, employees and consultants, to compensate them for their services to the Company and, in so doing, to strengthen the alignment of the interests of such individuals with the interests of the Company's stockholders through ongoing ownership of the Company's Common Stock.

     The Plan provides for the grant of non-qualified stock options (the "Options") to purchase an aggregate of up to 250,000 shares of the Company's Common Stock to directors, officers, employees and consultants of the Company. The number of persons who are eligible to participate in the Plan is currently
15. Persons who receive Options under the Plan are referred to herein as "Optionees."

     Appropriate adjustments to Options to be outstanding in the future and to the number or kind of shares subject to the Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of all or substantially all of the assets of the Company.

     The Plan is currently administered by the Company's Board of Directors. The Board of Directors of the Company may, from time to time, appoint a committee to administer the Plan. The Board of Directors or such committee (collectively, the "Board") has the power to determine the persons to whom Options will be granted, the number of Options to be granted, the timing of such grant and the terms of exercise of such Options, interpret the Plan, decide all questions of fact arising in its application and make all other determinations necessary or advisable for the administration of the Plan.

Options

     The exercise price of Options granted under the Plan will be set by the Board and may not be less than 100% of the fair market value per share of the Company's Common Stock on the date that the Option is granted, but in no event less than the par value of the Common Stock. The closing price of the Company's Common Stock on the Nasdaq Small-Cap Market on October 28, 1997 was $7,250,870.


     Options will be evidenced by written agreements in such form not inconsistent with the Plan as the Board shall approve from time to time. Each agreement will state the period or periods of time within which the Option may be exercised. The Board may accelerate the exercisability of any Options upon such circumstances and subject to such terms and conditions as the Board deems appropriate. Unless the Board accelerates exercisability or as otherwise provided in a written option agreement, no Option that is unexercisable at the time of the Optionee's termination of service as a director, officer, employee or consultant of the Company may thereafter become exercisable. No Option may be exercised after ten years from the date of grant. If an Option expires or is canceled for any reason without having been fully exercised or vested, the number of shares subject to such Option that had not been purchased or become vested may again be made subject to an Option under the Plan.

     The option price must be paid in full at the time of exercise unless otherwise determined by the Board. Payment must be made in cash, in shares of the Company's Common Stock valued at their then fair market value, or a combination thereof, as determined in the discretion of the Board. It is the policy of the Board that any taxes required to be paid must also be withheld at the time of exercise. The Board may, in its discretion, allow an Optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the Optionee will simultaneously exercise the Option and sell the shares acquired thereby and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised as well as the required amount of withholding.

Amendment or Termination

     The Plan will remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, except that no Options may be granted under the Plan after July 29, 2007. The Board may terminate, modify, suspend or amend the Plan at any time, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. No modification, amendment or termination of the Plan will alter or impair any rights or obligations under any outstanding Option without the consent of the Optionee. No Option may be granted during any period of suspension nor after termination of the Plan.

Federal Income Tax Consequences

     The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code of 1996, as amended (the "Code") and the Options are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code. The following description, which is based on existing laws, sets forth generally certain of the federal income tax consequences of Options granted under the Plan. This description may differ from the actual tax consequences of participation in the Plan.

     An Optionee will not recognize income for federal income tax purposes upon the receipt of a Option, nor will the Company be entitled to any deduction on account of such grant. An Optionee will recognize ordinary income for federal income tax purposes at the time of exercise of the Option in an amount equal to the difference between the option price paid and the fair market value of the shares on the date of exercise. When the Optionee disposes of the shares acquired upon exercise of the Option, the Optionee will generally recognize capital gain or loss equal to the difference between (i) the amount received upon disposition of the shares and (ii) the sum of the option price and any amount included in the Optionee's income when the Option was exercised. Such gain will be long-term, mid-term or short-term depending upon the period the shares were held after the date of exercise. Under current law, the applicable holding periods and maximum rates of tax applicable to any gain realized by an Optionee on the sale of option shares are as follows:

                        Holding Period                       Maximum Tax Rate
                        --------------                       ----------------
Short-Term              One year or less                          39.6%

Mid-Term                More than one year but                    28
                        less than 18 months

Long-Term               More than 18 months                       20


     The Company generally will be entitled to a tax deduction, subject to the provisions of Section 162(m) of the Code, in an amount equal to any ordinary income realized by the Optionee by reason of exercise of the Option at the time of such exercise. The federal, state and local income tax consequences to any particular Optionee will depend upon the Optionee's circumstances.

Vote Required

     Adoption of the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions are considered shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against adoption of the Plan because it represents one fewer vote for adoption of the Plan. Broker non-votes are not considered shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the Plan and will have no effect on the vote to adopt the Plan.

Recommendation of the Board of Directors

     The Board of Directors recommends that the holders of Common Stock vote FOR the adoption of the Plan.


             AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

     The Company's Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of October 28, 1997, the Company had outstanding 7,250,870 shares of Common Stock and no shares of Preferred Stock.

     On July 30, 1997, the Company's Board of Directors approved an amendment to the Company's Certificate of Incorporation that would reduce the number of shares of Common Stock the Company is authorized to issue from 50,000,000 shares to 25,000,000 shares, and directed that the proposed amendment be submitted to the Company's stockholders for approval at the Annual Meeting. The principal purpose for the amendment is to reduce the Company's annual franchise tax liability to the State of Delaware (the Company's jurisdiction of incorporation), which is based on the amount of authorized capital stock of the Company.

     If approved by the stockholders, the proposal would only change section (A) of paragraph Fourth of its Company's Certificate of Incorporation as follows:

from:           "FOURTH (A) Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Sixty Million (60,000,000) shares consisting of Fifty Million (50,000,000) shares of Common Stock, One Cent ($.01) par value per share, and Ten Million (10,000,000) shares of Preferred Stock ($.01) par value per share."

to: "FOURTH (A) Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Thirty-Five Million (35,000,000) shares consisting of Twenty-Five Million (25,000,000) shares of Common Stock, One Cent ($.01) par value per share, and Ten Million (10,000,000) shares of Preferred Stock ($.01) par value per share."

     The reduction in the authorized shares of Common Stock will not reduce or otherwise affect the Company's presently outstanding shares or the shares reserved for the issuance upon exercise of outstanding warrants, options, convertible securities or other contractual rights. The Company's Board of Directors believes that having 25 million shares of Common Stock authorized should be adequate to meet the Company's needs for unauthorized but unissued capital stock for the foreseeable future.

Vote Required

     Approval of the amendment to the Company's Certificate of Incorporation will require the affirmative vote at the Annual Meeting of a majority of the Company's outstanding shares of Common Stock. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention or broker non-vote will therefore have the practical effect of voting against approval of the amendment to the Company's Certificate of Incorporation because it represents one fewer vote for approval of the amendment.

Recommendation of the Board of Directors

     The Board of Directors recommends that the holders of Common Stock vote FOR the amendment to the Company's Certificate of Incorporation.


                   ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     On December 15, 1994, the Company received a letter dated December 15, 1994 from Ernst & Young LLP ("Ernst & Young"), the Company's independent public accountants, confirming that the client-auditor relationship between the Company and Ernst & Young had ceased. Ernst & Young's reports on the Company's consolidated financial statements for the fiscal years ended April 1, 1994 and April 2, 1993 did not contain any adverse opinion or any disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding Ernst & Young's resignation, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make a reference to the subject matter of such disagreement in connection with its reports.

     On February 24, 1995, the Company engaged BDO Seidman as the independent public accountants to audit the Company's financial statements.

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the election of BDO Seidman LLP as the Company's independent public accountants for its 1998 fiscal year. The Company has been advised by BDO Seidman LLP that none of its members has any financial interest in the Company. Election of BDO Seidman LLP will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting.

     A representative of BDO Seidman LLP will attend the Annual Meeting, will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by stockholders at the Annual Meeting.


                                  ANNUAL REPORT

     A copy of the Company's Annual Report for its 1997 fiscal year is being mailed to the Company's stockholders with this Proxy Statement.


                              STOCKHOLDER PROPOSALS

     Any stockholder who, in accordance with and subject to the provisions of the proxy rules of the Commission, wishes to submit a proposal for inclusion in the Company's proxy statement for its 1998 Annual Meeting of Stockholders must deliver such proposal in writing to the Company's Secretary at the Company's principal executive offices at Suite 100, 1060 Windward Ridge Parkway, Alpharetta, Georgia 30005-3992, not later than July 2, 1998.


                                 OTHER PROPOSALS

     The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                                       By Order of the Board of Directors,



                                       Thomas J. Anderson,
                                       President and Chief Executive Officer

October 28, 1997

PROXY                       COMPUTONE CORPORATION

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 25, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Richard A. Hansen and Thomas J. Anderson, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Computone Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Duane, Morris & Heckscher LLP, 42nd Floor, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania, on November 25, 1997 at 11:00 a.m., and at any adjournment, postponement or continuation thereof, as follows:


1.   ELECTION OF DIRECTORS

    /  /     FOR all the nominees        /  /     WITHOUT AUTHORITY to vote
             listed below                         for the nominees listed below


     INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.


             Thomas J. Anderson                   John D. Freitag


             Richard A. Hansen                    William C. Lovely


2. ADOPTION OF THE 1997 EQUITY INCENTIVE PLAN. The Board of Directors recommends a vote FOR this proposal.

    /  /     FOR               /  /    AGAINST                  /  /    ABSTAIN


3. AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION to reduce the number of shares of Common Stock the Company is authorized to issue. The Board of Directors recommends a vote FOR this proposal.

    /  /     FOR               /  /    AGAINST                  /  /    ABSTAIN


4. PROPOSAL TO ELECT BDO SEIDMAN LLP as the independent public accountants for the Company for its 1998 fiscal year. The Board of Directors recommends a vote FOR this proposal.

    /  /     FOR               /  /    AGAINST                  /  /     ABSTAIN


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment, postponement or continuation thereof.

     This proxy will be voted as specified. If a choice is not specified, the proxy will be voted FOR the nominees for Director and FOR Proposals 2, 3 and 4.


                                        This proxy should be dated, signed by
                                        the stockholder exactly as his name
                                        appears below and returned promptly to
                                        American Stock Transfer and Trust
                                        Company in the enclosed envelope.
                                        Persons signing in a fiduciary capacity
                                        should so indicate.


                                                                          (SEAL)
                                        ----------------------------------
                                                                          (SEAL)
                                        ----------------------------------


                                                          Date:           , 1997
                                                               -----------

         THE FOLLOWING APPENDIX IS BEING PROVIDED TO THE COMMISSION AND
IS NOT TO BE INCLUDED WITH THE PROXY MATERIALS TO BE DISTRIBUTED TO STOCKHOLDERS

                                                                     APPENDIX A

                              COMPUTONE CORPORATION

                           1997 EQUITY INCENTIVE PLAN

     Computone Corporation, a Delaware corporation (the "Company"), hereby sets forth the Computone Corporation 1997 Equity Incentive Plan (the "Plan"). The Plan provides for the grant of non-qualified stock options ("Options") to officers, directors, employees and consultants of the Company.


     1. Purpose. The purpose of the Plan is to further the growth, development and financial success of the Company by providing additional incentives to officers, directors, employees and consultants of the Company, which will enable them to participate directly in the growth of the value of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining and motivating officers, directors, employees and consultants of high caliber and potential. To accomplish these purposes, the Plan provides a means whereby officers, directors, employees and consultants of the Company may receive Options to purchase shares of the Company's Common Stock, par value $.01 per share (the "Common Stock").

     2. Administration.

     (a) Administration by the Board. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which, in its discretion, may appoint a committee (the "Committee") consisting solely of two or more non-employee directors of the Company, as that term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 (the "1934 Act"), to administer the Plan in lieu of the Board, subject to the ultimate authority of the Board to administer the Plan. If the Board appoints a Committee, the Board, from time to time, may increase the size of the Committee and appoint additional members thereof, remove members with or without cause and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     (b) Authority of the Board. The Board or the Committee, if such is appointed, shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application and to make all other determinations necessary or advisable for the administration of the Plan. As used herein the "Board" shall be deemed to refer to the "Committee," as such is appointed, subject to the ultimate authority of the Board as set forth in Section 2(a) hereof. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of Options granted under the Plan and their successors in interest. The Board shall determine the officers, directors, employees or consultants to whom Options are to be granted; the type, amount, size and terms of each such grant; and the time(s) when Options are to be exercisable. Members of the Board shall not receive any compensation for their services in administering the Plan, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. No member of the Board or of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board and of the Committee shall be fully protected and indemnified by the Company in respect to any such action, determination or interpretation.

     3. Grant of Options.

     (a) Limitations. The number of shares of Common Stock available under the Plan for issuance pursuant to Options is 250,000 shares of Common Stock in the aggregate. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

     (b) Eligibility To Receive Options. Officers, directors, employees and consultants of the Company shall be eligible to receive Options under the Plan as determined by the Board or the Committee, if such is appointed, in its sole discretion.

     (c) Type of Options. Grants may be made at any time and from time to time by the Board or the Committee, if such is appointed, in the form of Options to purchase shares of Common Stock. Options granted hereunder are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any amendment or substitute thereto.

     (d) Option Agreements. Options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Board or the Committee, if such is appointed, shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Board or the Committee, if such is appointed, in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

         (i) Exercise Price. Each option agreement shall set forth the exercise price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. The exercise price of the Common Stock subject to an Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Board or the Committee, if such is appointed, but in no event less than the par value of such stock. For this purpose, fair market value on any date shall mean the closing price of the Common Stock as reported in The Wall Street Journal or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or if the price of the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Board or the Committee, if such is appointed.

         (ii) Exercise Term. Each Option shall state the period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Board, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Board shall have the power to permit an acceleration of exercise terms upon such circumstances and subject to such terms and conditions as the Board deems appropriate in its sole discretion.

         (iii) Substitution of Options. Options may be granted under the Plan from time to time in substitution for stock options held by officers, directors, employees or consultants of other corporations who are about to become, and who do concurrently with the grant of such options become, officers, directors, employees or consultants of the Company as a result of a merger or consolidation of such corporation with the Company, or the acquisition by the Company of the assets of such corporation or the acquisition by the Company of stock of such corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Section 3 to such extent as the Board or the Committee, if such is appointed, at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which Options are granted.

     4. Date of Grant. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Board's authorization of the Option or such later date as may be determined by the Board at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

     5. Manner of Exercise. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the President of the Company, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock of the Company at fair market value or a combination thereof, as the Board may determine from time to time and subject to such terms and conditions as may be prescribed by the Board for such purpose. The Board may also, in its discretion and subject to prior notification to the Company by an optionee, permit an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised. The Company shall not be required to issue fractional shares on exercise of an Option.

     6. Rights upon Termination of Service. In the event an optionee ceases to be an officer, director, employee or consultant of the Company for any reason other than death, total disability (within the meaning of Section 22(e)(3) of the Code) or retirement, the optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such other or different terms and conditions, as may be specified by the Board in a written agreement evidencing an Option. In the event that an optionee dies, retires or becomes totally disabled prior to the expiration of his or her Option and without having fully exercised such Option, the optionee or the optionee's successor in interest shall have the right to exercise the Option during its term within a period of one year after such termination due to death, retirement or total disability to the extent that the Option was exercisable at the time of such termination or within such other period, and subject to such other or different terms and conditions, as may be specified by the Board in a written agreement evidencing an Option. As used in this Section 6, "retirement" means a termination of employment by reason of an optionee's retirement at or after the optionee's earliest permissible retirement date pursuant to and in accordance with the Company's regular retirement plan or personnel practices.

     7. General Restrictions. Each Option granted under the Plan shall be subject to the requirement that if at any time the Board shall determine that
(i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax withholding obligation or (iv) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

     8. Rights of a Stockholder. The recipient of any Option under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until certificates for shares of Common Stock are issued and delivered to such recipient.

     9. Right to Terminate Employment. Nothing contained in the Plan or in any option agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment or service of the Company or affect any right that the Company may have to terminate the service or employment of such optionee.

     10. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Board, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the

Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Company, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Board at the fair market value thereof as of the date of exercise.

     11. Assignability. Options under the Plan shall be assignable and transferable by the recipient thereof to the extent that the agreement evidencing such Option expressly so indicates. The Company shall not be required to recognize any such transfer or assignment until written notice thereof, signed by the holder of the Option, is delivered to the Treasurer of the Company. Unless otherwise transferred or assigned, the Option shall be exercisable only by the recipient or by the recipient's guardian or legal representative during the life of the recipient.

     12. Non-Uniform Determinations. Determinations by the Board and the Committee, if such is appointed, under the Plan (including, without limitation, recommendations and determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

     13. Adjustments.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any securities convertible into or exchangeable for Common Stock of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or the Committee, if such is appointed, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein or in an agreement evidencing an Option, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option or the exercise price thereof.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Option holder the right to exercise his or her Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise then be exercisable.

     (c) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each Option holder shall have the right to exercise his or her Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise then be exercisable or (iii) declaring that an Option shall terminate at a date fixed by the

Board, provided that the Option holder is given notice thereof and opportunity to exercise the then exercisable portion of his or her Option prior to such date.

     14. Rights Upon Change in Control. In the event of a Change of Control of the Company, the Board may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide, by resolution adopted prior to such Change in Control, that at some time prior to the effective date of such Change in Control, that all Options granted pursuant to the Plan shall become immediately exercisable as to all of the shares covered thereby, notwithstanding any other provision contained herein or in the option agreements. As used herein, "Change of Control" shall mean (a) the acquisition of shares of the Company by any "person" or "group" (as such terms are used in Rule 13d-3 under the 1934 Act as now or hereafter amended) in a transaction or series of transactions, that result in such person or group directly or indirectly first owning beneficially more than 35% of the Company's Common Stock, (b) the consummation of a merger or other business combination after which the holders of voting capital stock of the Company do not collectively own 50% or more of the voting capital stock of the entity surviving such merger or other business combination or the sale, lease, exchange or other transfer in a transaction or series of transactions of all or substantially all of the assets of the Company or (c) as the result of or in connection with any cash tender offer or exchange offer, merger or other business combination, sale of assets or contested election of directors or any combination of the foregoing transactions (a "Transaction"), the persons who constituted a majority of the members of the Boards of Directors of the Company on July 30, 1997 and persons whose election as members of the Boards of Directors of the Company was approved by such members then still in office or whose election was previously so approved after July 30, 1997, but before the event that constitutes a Change of Control, no longer constitute such a majority of the members of the Boards of Directors of the Company then in office. A Transaction constituting a Change in Control shall only be deemed to have occurred upon the closing of the Transaction.

     15. Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, subject to any required stockholder approval or any stockholder approval that the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange or automated quotation system listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as specifically authorized herein.

     16. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

     17. Effect on Other Plans. Participation in the Plan shall not affect an optionee's eligibility to participate in any other benefit or incentive plan of the Company. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

     18. Duration of the Plan. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares or expired, but no Option shall be granted after July 29, 2007.

     19. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Board or the Committee, if such is appointed, finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that an optionee has been

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engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of such optionee's employment, service or retention by the Company or any subsidiary of the Company that damaged the Company or that the optionee has disclosed confidential information of the Company or any subsidiary of the Company, such optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates, provided that the Company shall return to the optionee any exercise price theretofore paid by the optionee to the Company. The decision of the Board or the Committee, if such is appointed, in interpreting and applying the provisions of this Section 19 shall be final. No decision of the Board, however, shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary of the Company in any manner.

     20. No Prohibition on Corporate Action. No provision of the Plan shall be construed to prevent the Company, or any officer or director of the Company, from taking any action deemed by the Company, or such officer or director, to be appropriate or in the best interest of the Company, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's successor in interest shall have any claim against the Company or any officer or director of the Company or member of the Committee, as a result of the taking of such action.

     21. Indemnification. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Board and the Committee against, and each member of the Board and the Committee shall be entitled, without further action on such member's part, to indemnity from the Company for all expenses, including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself, reasonably incurred by the member in connection with or arising out of any action, suit or proceeding in which the member may be involved by reason of his or her being or having been a member of the Board or of the Committee, whether or not he or she continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Board or of the Committee (a) in respect of matters as to which he or she shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such member of the Board or such Committee or (b) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Board or of the Committee unless, within 60 days after institution of any such action, suit or proceeding, he or she shall have offered the Company in writing the opportunity to defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board and of the Committee and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

     22. Miscellaneous Provisions.

     (a) Compliance with Plan Provisions. No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option until a written option agreement shall have been executed on behalf of the Company and by the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee, and each person claiming under or through such optionee, have been met.

     (b) Approval of Counsel. In the discretion of the Board, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (c) Effects of Acceptance. By accepting any Option under the Plan, each optionee and each person claiming under or through such optionee shall be conclusively deemed to have indicated his or

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


her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or its officers, the Board or the Committee.

     (d) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the 1934 Act applies to Options granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to have been automatically amended so as to bring the provisions of the Plan into full compliance with such Rule.

     23. Stockholder Approval. No Option may be exercised until the Plan shall have been approved by the affirmative vote of the holders of a majority of the shares of the Company's outstanding Common Stock present or represented and entitled to vote at a duly convened meeting of stockholders.

     24. Titles. Titles are provided herein for convenience of reference only and are not to serve as a basis for interpretation or construction of the Plan.





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